SUPPLEMENT TO
SPARTAN(registered trademark) NEW JERSEY MUNICIPAL INCOME FUND'S JANUARY 22, 1997 PROSPECTUS
   The following information replaces similar information found in "Performance" on page 7:
   The fund's fiscal year runs from December 1 through November 30. The tables below show the fund's performance over past fiscal years compared to different measures, including a comparative index and a competitive funds average. Data for the comparative index is available from September 30, 1995 to the present. The chart on page 8 presents calendar year performance.
   The following chart replaces the similar chart in
"Performance" on page 8:
   YEAR-BY-YEAR TOTAL RETURNS
   Calendar years   1989 1990 1991 1992 1993 1994 1995
   SPARTAN NEW JERSEY
   MUNICIPAL INCOME   10.34% 7.13% 12.32% 8.70% 13.05% -5.75%
15.34%
   Lipper NJ Muni. Debt
   Funds Avg.   9.86% 7.23% 11.97% 8.97% 12.47% -6.51% 16.01%
   Consumer Price Index   4.65% 6.11% 3.06% 2.90% 2.75% 2.67%
2.54%
   Percentage (%)
   Row: 1, Col: 1, Value: 0.0
   Row: 2, Col: 1, Value: 0.0
   Row: 3, Col: 1, Value: 10.34
   Row: 4, Col: 1, Value: 7.13
   Row: 5, Col: 1, Value: 12.23
   Row: 6, Col: 1, Value: 8.699999999999999
   Row: 7, Col: 1, Value: 13.05
   Row: 8, Col: 1, Value: -5.75
   Row: 9, Col: 1, Value: 15.35
   Row: 10, Col: 1, Value: 0.0
   (LARGE SOLID BOX) Spartan
   New Jersey
   Municipal Income
   The following information replaces similar information found in "Taxes" on page 24:
   However, gain on the sale of tax-free bonds results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Capital gain distributions are taxed as long-term capital gains. These distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. Fidelity will send you a statement showing the tax status of distributions, and will report to the IRS the amount of any taxable distributions, paid to you in the previous year.
The following changes are effective April 1, 1997:
The following fees for individual transactions have been eliminated: the $5.00 exchange fee, the $5.00 wire fee, the $5.00 account closeout fee. References to these fees throughout the prospectus are no longer in effect.
The following information replaces similar information found in "Expenses" on page 5 :
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy or sell shares of the fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below $2,500. See "Transaction Details," page 25, for an explanation of how and when these charges apply.

   Sales charge on purchases                                                                               None
   and reinvested distributions

   Deferred sales charge on redemptions                                                                    None

   Redemption fee (Short-term trading fee) on shares held less than 180 days (as a % of amoun tredeemed)   0.50%

   Annual account maintenance fee                                                                          $12.00
   (for accounts under $2,500)


EXAMPLES: Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder transaction expenses and the fund's annual operating expenses are exactly as just described. For every $1,000 you invested, here's how much you would pay in total expenses if you closed your account after the number of years indicated:
   1 year     $ 6

   3 years    $ 18

   5 years    $ 31

   10 years   $ 69

These examples illustrate the effect of expenses, but are not meant to suggest actual or expected expenses or returns, all of which may vary. The following information replaces similar information found in "The Fund in Detail" on page 9:
Norm Lind is manager of Spartan New Jersey Municipal Income, which he has managed since April 1997. He also manages several other Fidelity funds. Since joining Fidelity in 1986, Mr. Lind has worked as an analyst and manager.
The following information replaces the similar information found in "Transaction Details" beginning on page 27.
FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500, subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets in Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.